Furniture, fixtures and equipment (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure Of Property Plant And Equipment [Abstract]
Schedule of Furniture, Fixtures and Equipment

in USD ‘000	2019	2018
Net book value as at January 1	319	323
Additions	46	105
Depreciation charge	(120)	(109)
Currency translation effects	—	—
Net book value as at December 31	245	319
Total cost	653	600
Accumulated depreciation	(408)	(281)